Exhibit 10.11

REIMBURSEMENT AGREEMENT AND GUARANTY

DATED AS OF APRIL 26, 2021

WHEREAS, during late July and on August 12, 2020, X-ENERGY REACTOR COMPANY, LLC, a Delaware limited liability company ( “X-Energy”) and Pershing LLC, an affiliate of Bank of New York Mellon (the “Lender”), and in certain cases other parties, entered into a series of documents described on Exhibit A hereto (the “Loan Documentation”). The Lender agreed to an extension of credit in an amount not to exceed $30,000,000 under the Loan Documentation. The Loan Documentation included one or more guarantees (as described in the Loan Documentation, the “Credit Support Guarantees”), by GHAFFARIAN ENTERPRISES, LLC ( “Ghaffarian”), and documentation by which Ghaffarian supported such Credit Support Guarantees with collateral including marketable securities (as described in the Loan Documentation, the “Credit Support”), in each case in favor of Lender for the benefit of X-Energy. The parties hereto now wish to document the agreement of X-Energy to reimburse, pay and make whole Ghaffarian for any amounts paid or deemed paid by Ghaffarian in connection with the Loan Documentation, Credit Support Guarantees or Credit Support, including the value of any Credit Support used for repayment of the Lender, or any other indebtedness (including interest), obligations and liabilities of every kind and nature from time to time pursuant to the Loan Documentation (any such amounts paid or deemed paid, and all obligations and liabilities incurred, of every kind and nature, by Ghaffarian in respect of the Credit Support Guarantees or Credit Support being referred to herein as “Credit Support Payments”).

NOW THEREFORE, IT IS AGREED THAT:

For value received and in consideration of advances made or to be made, or credit given or to be given, or other financial accommodation afforded or to be afforded to X-Energy by Ghaffarian, X-Energy hereby agrees to fully reimburse Ghaffarian for and guarantees the full and prompt payment to Ghaffarian of, whether upon demand or at maturity, any Credit Support Payments, whenever paid and (in the case of obligations and liabilities) whether now existing or hereafter created or arising, whether direct or indirect, absolute or contingent, or joint or several, and howsoever owned, held or acquired (all such payments, obligations and liabilities being collectively referred to as the “Obligations”). X-Energy further agrees to pay all reasonable and documented expenses, legal and/or otherwise (including court and notarial costs, stamp duties and reasonable and documented attorneys’ fees), paid or incurred  by Ghaffarian (i) in endeavoring to collect the Obligations, or any part thereof, and (ii) in protecting, defending or enforcing this Reimbursement Agreement and Guaranty (this “Guaranty”) in any litigation, bankruptcy or insolvency proceedings or otherwise and (iii) in connection with any claim, demand, action, loss or liability that Ghaffarian may suffer or incur in connection with its obligations under the Loan Documentation or the transactions contemplated thereby (collectively the “Expenses” and together with the Obligations, the “Guarantied Obligations”).

X-Energy further acknowledges and agrees with Ghaffarian that:

1.(a)This Guaranty is a continuing, absolute and unconditional  agreement and guaranty, and   shall remain in full force and effect until (i) written agreement for its discontinuance shall be entered into by Ghaffarian and X-Energy, (ii) Ghaffarian shall actually receive full payment of any and all of the Obligations created, existing or committed to before the date of such fully executed written agreement of discontinuance, and (iii) the Loan Documentation shall be terminated and of no further force and effect. The dissolution of X-Energy shall not terminate this Guaranty until notice of such dissolution shall have been actually received by Ghaffarian,  nor until all of the Obligations created or existing before receipt of such notice shall be fully paid.

(b)Unless otherwise agreed by the parties in writing, Ghaffarian shall be entitled to terminate the Credit Support Guarantees and X-Energy shall take all actions necessary and requested by Ghaffarian to terminate the Credit Support Guarantees and ensure that the Credit Support is returned to Ghaffarian, in as expeditious a manner as commercially practicable, free and clear of any liens, encumbrances or other obligations of any kind whatsoever, upon the earlier to occur of (i) December 31, 2022 or (ii) the completion of one or more transactions as a result of which X-Energy raises $100,000,000 or more of capital or funding (whether as a result of the sale of equity, borrowing of funds or otherwise). For the avoidance of doubt, the Credit Support is to be returned to Ghaffarian by release of the account in which it is held, and not by the sale of the securities therein serving as collateral or payment of the value of the securities as of any particular date, unless otherwise agreed by Ghaffarian in writing.

2.In case of the dissolution, liquidation or insolvency (howsoever evidenced) of, or the institution of bankruptcy or receivership proceedings against X-Energy, all of the Obligations then existing shall, at the option of Ghaffarian, immediately become due or accrued and payable from X-Energy.

3.The liability hereunder shall in no way be affected or impaired by (and Ghaffarian is hereby authorized to make from time to time, without notice to anyone), any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or other disposition of any of the Obligations, either express or implied, or of any contract or contracts evidencing any of the Obligations, or of any security or collateral therefor. The liability hereunder shall in no way be affected or impaired by any acceptance by Ghaffarian of any security for or other guarantors upon any of the Obligations, or by any failure, neglect or omission on the part of Ghaffarian to realize upon or protect any of the Obligations, or any collateral or security therefor, or to exercise any lien upon or right of appropriation of any moneys, credits or property of X-Energy, possessed by Ghaffarian, toward the liquidation of the Obligations, or by any application of payments or credits thereon. Ghaffarian shall have the exclusive right to determine how, when and what application of payments and credits, if any, shall be made on the Obligations, or any part thereof. In order to hold X-Energy liable hereunder, there shall be no obligation on the part of Ghaffarian, at any time, to resort for payment to any other guaranty, or to any other persons or corporations, their properties or estates, or resort to any collateral, security, property, liens or other rights or remedies whatsoever, and Ghaffarian shall have the right to enforce this Guaranty irrespective of whether or not other proceedings or steps seeking resort to or realization upon or from any of the foregoing are pending.

4.All diligence in collection or protection, and all presentment, demand, protest or notice, as to anyone and everyone, whether X-Energy or others, of dishonor and of default and of non-payment and of the creation and existence of any and all of the Obligations, and of any security and collateral therefor, and of the acceptance of this Guaranty, and of any and all extensions of credit and indulgence hereunder, are waived. No act of commission or omission of any kind, or at any time, upon the part of Ghaffarian in respect to any matter whatsoever, shall in any way affect or impair this Guaranty.

5.X-Energy shall not exercise or enforce any right of exoneration, contribution, reimbursement, recourse or subrogation available to it against any person liable for payment of the Obligations, or as to any security therefor, unless and until the full amount owing to Ghaffarian on the Obligations has been paid and the payment by X-Energy of any amount pursuant to this Guaranty shall not in any way entitle it to any right, title or interest (whether by way of subrogation or otherwise) in and to any of the Obligations or any proceeds thereof or any security therefor unless and until the full amount owing to Ghaffarian on the Obligations has been paid.

6.Ghaffarian may, without any notice whatsoever to anyone, sell, assign or transfer all of the Obligations, or any part thereof, or grant participations therein, and in that event each and every immediate and successive assignee, transferee, or holder of or participant in all or any part of the Obligations, shall have the right to enforce this Guaranty, by suit or otherwise, for the benefit of such assignee, transferee, holder or participant, as fully as if such assignee, transferee, holder or participant were herein by name specifically given such rights, powers and benefits; but Ghaffarian shall have an unimpaired right to enforce this Guaranty for the benefit of Ghaffarian or any such participant, as to so much of the Obligations that it has not sold, assigned or transferred.

7.X-Energy waives any and all defenses, claims and discharges of pertaining to the Obligations, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, X-Energy will not assert, plead or enforce against Ghaffarian any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to X-Energy or any other person liable in respect of any of the Obligations, or any setoff available against Ghaffarian to any other person, whether or not on account of a related transaction. X- Energy agrees that X-Energy shall be and remain liable for any deficiency remaining after foreclosure of any mortgage or security interest securing the Obligations, whether or not the liability of any other obligor for such deficiency is discharged pursuant to statute or judicial decision.

8.If any payment applied by Ghaffarian to the Obligations is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, any payment set aside, recovered, rescinded or required to be returned (i) pursuant to any intercreditor or subordination agreement entered into in connection with the Obligations, or (ii) due to the bankruptcy, insolvency or reorganization of the any other obligor), the Obligations to which such payment was applied shall for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such of the Obligations as fully as if such application had never been made and whether or not this Guaranty purports to be released. The terms of this Section 8 and the obligations of X-Energy pursuant to such Section shall survive termination of this Guaranty.

9.(a) X-Energy shall be required to make payments to Ghaffarian, equal in the aggregate to five percent (5%) per annum of the $30,000,000 maximum principal amount supported by the Credit Support Guarantees, for the period from August 1, 2020 through when the Credit Support Guarantees are terminated and the Credit Support is returned to Ghaffarian. X-Energy shall make the first such payment within five days after the date hereof, for the period from August 1, 2020 through April 30, 2021. Thereafter X-Energy shall make payments quarterly in arrears, with each payment due on the last day of the quarter (for example, the first such payment would be due on July 31, 2021, and would cover the period from May 1, 2021 through July 31, 2021.  Each payment  would be by check payable to Ghaffarian or by wire transfer to a bank account designated by Ghaffarian. The final payment would be due on the date the Credit Support Guarantees are terminated and the Credit Support is returned to Ghaffarian, and would cover the period since the prior payment under this paragraph.

(b) In the event any Guarantied Obligations are outstanding and unpaid for two (2) Business Days (which shall be deemed to imply that the Lender has drawn on the Credit Support), X-Energy shall be required to pay interest to Ghaffarian on the amount of the Guarantied Obligations outstanding for the period commencing on the date any Guarantied Obligations are outstanding (the “Interest Commencement Date”) and ending on the date when no Guarantied Obligations are outstanding. The interest rate applicable to such Guarantied Obligations shall equal the prime rate of J.P. Morgan (or another similarly-rated U.S. commercial bank selected by Ghaffarian) as published in The Wall Street Journal plus 1% per annum.

10.Any invalidity or unenforceability of any provision or application of this Guaranty shall not affect other lawful provisions and applications hereof, and to this end the provisions of this Guaranty are declared to be severable. This Guaranty shall be construed according to the internal laws of the State of New York, and may not be waived, amended, released or otherwise changed except by a writing signed by Ghaffarian.

11.This Guaranty and every part thereof shall be effective upon delivery to Ghaffarian, without further act, condition or acceptance by Ghaffarian, shall be binding upon X-Energy, and upon the successors and assigns of X-Energy, and shall inure to the benefit of Ghaffarian and the successors, heirs, legal representatives and assigns of Beneficiary. X-Energy waives notice of Ghaffarian’s acceptance hereof.

12.X-ENERGY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY OF THE FOREGOING, FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY. X-ENERGY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. X-ENERGY AND GHAFFARIAN HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

13.All payments to be made by X-Energy hereunder shall be made in immediately available and freely transferable funds at the place of payment, all such payments to be paid without setoff, counterclaim or reduction and without deduction for, and free from, any and all present or future taxes, levies, imposts, duties, fees, charges, deductions, withholding or liabilities with respect thereto or any restrictions or conditions of any nature. If X- Energy is required by law to make any deduction or withholding on account of any tax or other withholding or deduction from any sum payable by X-Energy hereunder, X-Energy shall pay any such tax or other withholding or deduction and shall pay such additional amount necessary to ensure that, after making any payment, deduction or withholding, Ghaffarian shall receive and retain (free of any liability in respect of any payment, deduction or withholding) a net sum equal to what it would have received and so retained hereunder had no such deduction, withholding or payment been required to have been made.

15.This Guaranty may be executed in any number of counterparts, and by  the different  parties  on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Guaranty by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. Delivery of an executed counterpart of this Guaranty by telecopy or by e-mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as an original.

17.As used herein, “Business Day” means any day other than a Saturday, Sunday or day which is a legal holiday for banks or other financial institutions in the State of New York.

[SIGNATURE PAGE TO FOLLOW]

SIGNED AND DELIVERED by the undersigned on the date first set forth above. THE UNDERSIGNED ACKNOWLEDGE RECEIPT OF A COMPLETED COPY OF THIS REIMBURSEMENT AGREEMENT AND GUARANTY AS OF THE TIME OF EXECUTION.

X-ENERGY REACTOR COMPANY, LLC

By:	/s/ Michael Gigliotti
Name:	Michael Gigliotti
Its:	Treasurer

GHAFFARIAN ENTERPRISES, LLC

By:	/s/ Matthew Yetman
Matthew Yetman
Managing Member

AMENDMENT TO
REIMBURSEMENT AGREEMENT AND GUARANTY

THIS AMENDMENT TO REIMBURSEMENT AGREEMENT AND GUARANTY (“Amendment”) is made as of June 8, 2021, by and among X-Energy Reactor Company, LLC, a Delaware limited liability company (the “Company”), and Ghaffarian Enterprises, LLC (“Ghaffarian”).

R E C I T A L S

WHEREAS, the Company entered into that certain Reimbursement Agreement and Guaranty, dated April 26, 2021 (the “Agreement”);

WHEREAS, the Agreement may not be amended except by a writing executed by Ghaffarian; and

WHEREAS, the Company and Ghaffarian each desire to amend the terms of the Agreement.

NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree to amend the Agreement as follows:

1.Amendment of Agreement.

a.Amendment to Section 1(b). Section 1(b) of the Agreement is hereby amended to replace “$100,000,000” with “$130,000,000” so that it reads in its entirety as follows:

“Unless otherwise agreed by the parties in writing, Ghaffarian shall be entitled to terminate the Credit Support Guarantees and X-Energy shall take all actions necessary and requested by Ghaffarian to terminate the Credit Support Guarantees and ensure that the Credit Support is returned to Ghaffarian, in as expeditious a manner as commercially practicable, free and clear of any liens, encumbrances or other obligations of any kind whatsoever, upon the earlier to occur of (i) December 31, 2022 or (ii) the completion of one or more transactions as a result of which X-Energy raises $130,000,000 or more of capital or funding (whether as a result of the sale of equity, borrowing of funds or otherwise). For the avoidance of doubt, the Credit Support is to be returned to Ghaffarian by release of the account in which it is held, and not by the sale of the securities therein serving as collateral or payment of the value of the securities as of any particular date, unless otherwise agreed by Ghaffarian in writing.”

2.Continued Validity of Agreement. Except as specifically amended hereby, the Agreement shall continue in full force and effect as originally constituted and is ratified and affirmed by the parties hereto.

3.Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Amendment shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

4.Governing Law. This Amendment shall be governed by and construed under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York.

5.Counterparts. This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment to Reimbursement Agreement and Guaranty as of the date first written above.

X-ENERGY REACTOR COMPANY, LLC

By:	/s/ Michael Gigliotti
Name:	Michael Gigliotti
Its:	CFO

GHAFFARIAN ENTERPRISES, LLC

By:	/s/ Matthew Yetman
Matthew Yetman
Managing Member

AMENDED AND RESTATED REIMBURSEMENT

AGREEMENT AND GUARANTY DATED AS OF

JUNE 30, 2022

WHEREAS, during late July and on August 12, 2020, X-ENERGY REACTOR COMPANY, LLC, a Delaware limited liability company ( “X-Energy”) and Pershing LLC, an affiliate of Bank of New York Mellon (the “Lender”), and in certain cases other parties, entered into a series of documents described on Exhibit A hereto (the “Loan Documentation”). The Lender agreed to an extension of credit in an amount not to exceed $30,000,000 under the Loan Documentation. The Loan Documentation included one or more guarantees (as described in the Loan Documentation, the “Credit Support Guarantees”), by GHAFFARIAN ENTERPRISES, LLC ( “Ghaffarian”), and documentation by which Ghaffarian supported such Credit Support Guarantees with collateral including marketable securities (as described in the Loan Documentation, the “Credit Support”), in each case in favor of Lender for the benefit of X- Energy. In June, 2022, the Lender agreed to increase the amount of the extension of credit to $40,000,000 under the Loan Documentation upon Ghaffarian’s agreement to provide Credit Support Guarantees covering such increased amount and provide additional collateral as part of the Credit Support. The parties hereto now wish to document the agreement of X-Energy to reimburse, pay and make whole Ghaffarian for any amounts paid or deemed paid by Ghaffarian in connection with the Loan Documentation, Credit Support Guarantees or Credit Support, in each case covering such increased amount of credit including the value of any Credit Support used for repayment of the Lender, or any other indebtedness (including interest), obligations and liabilities of every kind and nature from time to time pursuant to the Loan Documentation (any such amounts paid or deemed paid, and all obligations and liabilities incurred, of every kind and nature, by Ghaffarian in respect of the Credit Support Guarantees or Credit Support being referred to herein as “Credit Support Payments”).

NOW THEREFORE, IT IS AGREED THAT:

For value received and in consideration of advances made or to be made, or credit given or to be given, or other financial accommodation afforded or to be afforded to X-Energy by Ghaffarian, X-Energy hereby agrees to fully reimburse Ghaffarian for and guarantees the full and prompt payment to Ghaffarian of, whether upon demand or at maturity, any Credit Support Payments, whenever paid and (in the case of obligations and liabilities) whether now existing or hereafter created or arising, whether direct or indirect, absolute or contingent, or joint or several, and howsoever owned, held or acquired (all such payments, obligations and liabilities being collectively referred to as the “Obligations”). X-Energy further agrees to pay all reasonable and documented expenses, legal and/or otherwise (including court and notarial costs, stamp duties and reasonable and documented attorneys’ fees), paid or incurred by Ghaffarian (i) in endeavoring to collect the Obligations, or any part thereof, and (ii) in protecting, defending or enforcing this Reimbursement Agreement and Guaranty (this “Guaranty”) in any litigation, bankruptcy or insolvency proceedings or otherwise and (iii) in connection with any claim, demand, action, loss or liability that Ghaffarian may suffer or incur in connection with its obligations under the Loan Documentation or the transactions contemplated thereby (collectively the “Expenses” and together with the Obligations, the “Guarantied Obligations”).

X-Energy further acknowledges and agrees with Ghaffarian that:

1.(a)This Guaranty is a continuing, absolute and unconditional agreement and guaranty, and shall remain in full force and effect until (i) written agreement for its discontinuance shall be entered into by Ghaffarian and X-Energy, (ii) Ghaffarian shall actually receive full payment of any and all of the Obligations created, existing or committed to before the date of such fully executed written agreement of discontinuance, and (iii) the Loan Documentation shall be terminated and of no further force and effect. The dissolution of X-Energy shall not terminate this Guaranty until (x) notice of such dissolution shall have been actually received by Ghaffarian, and (y) all of the Obligations created or existing before receipt of such notice shall be fully paid .

(b)Unless otherwise agreed by the parties in writing, Ghaffarian shall be entitled to terminate the Credit Support Guarantees and X-Energy shall take all actions necessary and requested by Ghaffarian to terminate the Credit Support Guarantees and ensure that the Credit Support is returned to Ghaffarian, in as expeditious a manner as commercially practicable, free and clear of any liens, encumbrances or other obligations of any kind whatsoever, upon the earlier to occur of (i) December 31, 2022 or (ii) the completion of one or more transactions as a result of which X- Energy raises on or after January 1, 2022 $300,000,000 or more of capital or funding (whether as a result of the sale of equity, borrowing of funds or otherwise). For the avoidance of doubt, the Credit Support is to be returned to Ghaffarian by release of the account in which it is held, and not by the sale of the securities therein serving as collateral or payment of the value of the securities as of any particular date, unless otherwise agreed by Ghaffarian in writing.

2.In case of the dissolution, liquidation or insolvency (howsoever evidenced) of, or the institution of bankruptcy or receivership proceedings against X-Energy, all of the Obligations then existing shall, at the option of Ghaffarian, immediately become due or accrued and payable from X-Energy.

3.The liability hereunder shall in no way be affected or impaired by (and Ghaffarian is hereby authorized to make from time to time, without notice to anyone), any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or other disposition of any of the Obligations, either express or implied, or of any contract or contracts evidencing any of the Obligations, or of any security or collateral therefor. The liability hereunder shall in no way be affected or impaired by any acceptance by Ghaffarian of any security for or other guarantors upon any of the Obligations, or by any failure, neglect or omission on the part of Ghaffarian to realize upon or protect any of the Obligations, or any collateral or security therefor, or to exercise any lien upon or right of appropriation of any moneys, credits or property of X-Energy, possessed by Ghaffarian, toward the liquidation of the Obligations, or by any application of payments or credits thereon. Ghaffarian shall have the exclusive right to determine how, when and what application of payments and credits, if any, shall be made on the Obligations, or any part thereof. In order to hold X-Energy liable hereunder, there shall be no obligation on the part of Ghaffarian, at any time, to resort for payment to any other guaranty, or to any other persons or corporations, their properties or estates, or resort to any collateral, security, property, liens or other rights or remedies whatsoever, and Ghaffarian shall have the right to enforce this Guaranty irrespective of whether or not other proceedings or steps seeking resort to or realization upon or from any of the foregoing are pending.

4.All diligence in collection or protection, and all presentment, demand, protest or notice, as to anyone and everyone, whether X-Energy or others, of dishonor and of default and of non-payment and of the creation and existence of any and all of the Obligations, and of any security and collateral therefor, and of the acceptance of this Guaranty, and of any and all extensions of credit and indulgence hereunder, are waived. No act of commission or omission of any kind, or at any time, upon the part of Ghaffarian in respect to any matter whatsoever, shall in any way affect or impair this Guaranty.

5.X-Energy shall not exercise or enforce any right of exoneration, contribution, reimbursement, recourse or subrogation available to it against any person liable for payment of the Obligations, or as to any security therefor, unless and until the full amount owing to Ghaffarian on the Obligations has been paid and the payment by X-Energy of any amount pursuant to this Guaranty shall not in any way entitle it to any right, title or interest (whether by way of subrogation or otherwise) in and to any of the Obligations or any proceeds thereof or any security therefor unless and until the full amount owing to Ghaffarian on the Obligations has been paid.

6.Ghaffarian may, without any notice whatsoever to anyone, sell, assign or transfer all of the Obligations, or any part thereof, or grant participations therein, and in that event each and every immediate and successive assignee, transferee, or holder of or participant in all or any part of the Obligations, shall have the right to enforce this Guaranty, by suit or otherwise, for the benefit of such assignee, transferee, holder or participant, as fully as if such assignee, transferee, holder or participant were herein by name specifically given such rights, powers and benefits; but Ghaffarian shall have an unimpaired right to enforce this Guaranty for the benefit of Ghaffarian or any such participant, as to so much of the Obligations that it has not sold, assigned or transferred.

7.X-Energy waives any and all defenses, claims and discharges of pertaining to the Obligations, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, X-Energy will not assert, plead or enforce against Ghaffarian any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to X-Energy or any other person liable in respect of any of the Obligations, or any setoff available against Ghaffarian to any other person, whether or not on account of a related transaction. X- Energy agrees that X-Energy shall be and remain liable for any deficiency remaining after foreclosure of any mortgage or security interest securing the Obligations, whether or not the liability of any other obligor for such deficiency is discharged pursuant to statute or judicial decision.

8.If any payment applied by Ghaffarian to the Obligations is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, any payment set aside, recovered, rescinded or required to be returned (i) pursuant to any intercreditor or subordination agreement entered into in connection with the Obligations, or (ii) due to the bankruptcy, insolvency or reorganization of the any other obligor), the Obligations to which such payment was applied shall for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such of the Obligations as fully as if such application had never been made and whether or not this Guaranty purports to be released. The terms of this Section 8 and the obligations of X-Energy pursuant to such Section shall survive termination of this Guaranty.

9.(a) X-Energy shall be required to make payments to Ghaffarian, equal to (i) five percent (5%) per annum of the $30,000,000 maximum principal amount supported by the Credit Support Guarantees, for the period from August 1, 2020 through June 30, 2022, (ii) seven percent (7%) per annum of the $40,000,000 maximum principal amount supported by the Credit Support Guarantees, for the period from July 1, 2022 through when the Credit Support Guarantees are terminated and the Credit Support is returned to Ghaffarian. X-Energy shall make payments quarterly in arrears, with each payment due on the last day of the quarters ending on July 31, October 31, January 31 and April 30. The first payment under Sections 9(a)(i) and 9(a)(ii) shall cover the periods, respectively, from May 1,2022 through June30,2022 and July 1, 2022 through July 31, 2022. Each payment would be by check payable to Ghaffarian or by wire transfer to a bank account designated by Ghaffarian. The final payment would be due on the date the Credit Support Guarantees are terminated and the Credit Support is returned to Ghaffarian, and would cover the period since the prior payment under this paragraph.

(b) In the event any Guarantied Obligations are outstanding and unpaid for two (2) Business Days (which shall be deemed to imply that the Lender has drawn on the Credit Support), X-Energy shall be required to pay interest to Ghaffarian on the amount of the Guarantied Obligations outstanding for the period commencing on the date any Guarantied Obligations are outstanding (the “Interest Commencement Date”) and ending on the date when no Guarantied Obligations are outstanding. The interest rate applicable to such Guarantied Obligations shall equal the prime rate of J.P. Morgan (or another similarly-rated U.S. commercial bank selected by Ghaffarian) as published in The Wall Street Journal plus 5% per annum.

10.Any invalidity or unenforceability of any provision or application of this Guaranty shall not affect other lawful provisions and applications hereof, and to this end the provisions of this Guaranty are declared to be severable. This Guaranty shall be construed according to the internal laws of the State of New York, and may not be waived, amended, released or otherwise changed except by a writing signed by Ghaffarian.

11.This Guaranty and every part thereof shall be effective upon delivery to Ghaffarian, without further act, condition or acceptance by Ghaffarian, shall be binding upon X-Energy, and upon the successors and assigns of X-Energy, and shall inure to the benefit of Ghaffarian and the successors, heirs, legal representatives and assigns of Beneficiary. X-Energy waives notice of Ghaffarian’s acceptance hereof.

12.X-ENERGY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY OF THE FOREGOING, FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY. X-ENERGY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. X-ENERGY AND GHAFFARIAN HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

13.All payments to be made by X-Energy hereunder shall be made in immediately available and freely transferable funds at the place of payment, all such payments to be paid without setoff, counterclaim or reduction and without deduction for, and free from, any and all present or future taxes, levies, imposts, duties, fees, charges, deductions, withholding or liabilities with respect thereto or any restrictions or conditions of any nature. If X- Energy is required by law to make any deduction or withholding on account of any tax or other withholding or deduction from any sum payable by X-Energy hereunder, X-Energy shall pay any such tax or other withholding or deduction and shall pay such additional amount necessary to ensure that, after making any payment, deduction or withholding, Ghaffarian shall receive and retain (free of any liability in respect of any payment, deduction or withholding) a net sum equal to what it would have received and so retained hereunder had no such deduction, withholding or payment been required to have been made.

15.This Guaranty may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Guaranty by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. Delivery of an executed counterpart of this Guaranty by telecopy or by e-mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as an original.

17.As used herein, “Business Day” means any day other than a Saturday, Sunday or day which is a    legal holiday for banks or other financial institutions in the State of New York.

[SIGNATURE PAGE TO FOLLOW]

SIGNED AND DELIVERED by the undersigned on the date first set forth above. THE UNDERSIGNED ACKNOWLEDGE RECEIPT OF A COMPLETED COPY OF THIS REIMBURSEMENT AGREEMENT AND GUARANTY AS OF THE TIME OF EXECUTION.

X-ENERGY REACTOR COMPANY, LLC

By:	/s/ Steven L. Miller
Name:	Steven L. Miller
Its:	Senior Vice President and General Counsel

GHAFFARIAN ENTERPRISES, LLC

By:	/s/ Matthew Yetman
Matthew Yetman
Manager

AMENDED AND RESTATED REIMBURSEMENT AGREEMENT AND

GUARANTY DATED AS OF JANUARY 16, 2023

WHEREAS, during late July and on August 12, 2020, X-ENERGY REACTOR COMPANY, LLC, a Delaware limited liability company (“X-Energy”) and Pershing LLC, an affiliate of Bank of New York Mellon (the “Lender”), and in certain cases other parties, entered into a series of documents described on Exhibit A hereto (the “Loan Documentation”). The Lender agreed to an extension of credit in an amount not to exceed $30,000,000 under the Loan Documentation. The Loan Documentation included one or more guarantees (as described in the Loan Documentation, the “Credit Support Guarantees”), by GHAFFARIAN ENTERPRISES, LLC (“Ghaffarian”), and documentation by which Ghaffarian supported such Credit Support Guarantees with collateral including marketable securities (as described in the Loan Documentation, the “Credit Support”), in each case in favor of Lender for the benefit of X- Energy. In June, 2022, the Lender agreed to increase the amount of the extension of credit to $40,000,000 under the Loan Documentation upon Ghaffarian’s agreement to provide Credit Support Guarantees covering such increased amount and provide additional collateral as part of the Credit Support. In December 2022, the parties agreed to decrease the amount of the extension of credit back to $30,000,000, with a commensurate reduction in collateral subject to such Credit Support. The parties hereto now wish to document the agreement of X-Energy to reimburse, pay and make whole Ghaffarian for any amounts paid or deemed paid by Ghaffarian in connection with the Loan Documentation, Credit Support Guarantees or Credit Support, in each case covering such increased amount of credit including the value of any Credit Support used for repayment of the Lender, or any other indebtedness (including interest), obligations and liabilities of every kind and nature from time to time pursuant to the Loan Documentation (any such amounts paid or deemed paid, and all obligations and liabilities incurred, of every kind and nature, by Ghaffarian in respect of the Credit Support Guarantees or Credit Support being referred to herein as “Credit Support Payments”).

NOW THEREFORE, IT IS AGREED THAT:

For value received and in consideration of advances made or to be made, or credit given or to be given, or other financial accommodation afforded or to be afforded to X-Energy by Ghaffarian, X-Energy hereby agrees to fully reimburse Ghaffarian for and guarantees the full and prompt payment to Ghaffarian of, whether upon demand or at maturity, any Credit Support Payments, whenever paid and (in the case of obligations and liabilities) whether now existing or hereafter created or arising, whether direct or indirect, absolute or contingent, or joint or several, and howsoever owned, held or acquired (all such payments, obligations and liabilities being collectively referred to as the “Obligations”). X-Energy further agrees to pay all reasonable and documented expenses, legal and/or otherwise (including court and notarial costs, stamp duties and reasonable and documented attorneys’ fees), paid or incurred by Ghaffarian (i) in endeavoring to collect the Obligations, or any part thereof, and (ii) in protecting, defending or enforcing this Reimbursement Agreement and Guaranty (this “Guaranty”) in any litigation, bankruptcy or insolvency proceedings or otherwise and (iii) in connection with any claim, demand, action, loss or liability that Ghaffarian may suffer or incur in connection with its obligations under the Loan Documentation or the transactions contemplated thereby (collectively the “Expenses” and together with the Obligations, the “Guarantied Obligations”).

X-Energy further acknowledges and agrees with Ghaffarian that:

1.(a)This Guaranty is a continuing, absolute and unconditional agreement and guaranty, and shall remain in full force and effect until (i) written agreement for its discontinuance shall be entered into by Ghaffarian and X-Energy, (ii) Ghaffarian shall actually receive full payment of any and all of the Obligations created, existing or committed to before the date of such fully executed written agreement of discontinuance, and (iii) the Loan Documentation shall be terminated and of no further force and effect. The dissolution of X-Energy shall not terminate this Guaranty until (x) notice of such dissolution shall have been actually received by Ghaffarian, and (y) all of the Obligations created or existing before receipt of such notice shall be fully paid.

(b)Unless otherwise agreed by the parties in writing, Ghaffarian shall be entitled to terminate the Credit Support Guarantees and X-Energy shall take all actions necessary and requested by Ghaffarian to terminate the Credit Support Guarantees and ensure that the Credit Support is returned to Ghaffarian, in as expeditious a manner as commercially practicable, free and clear of any liens, encumbrances or other obligations of any kind whatsoever, upon the earlier to occur of (i) June 30, 2024 or (ii) the completion of one or more transactions as a result of which X-Energy raises on or after January 1, 2022 $300,000,000 or more of capital or funding (whether as a result of the sale of equity, borrowing of funds or otherwise). For the avoidance of doubt, the Credit Support is to be returned to Ghaffarian by release of the account in which it is held, and not by the sale of the securities therein serving as collateral or payment of the value of the securities as of any particular date, unless otherwise agreed by Ghaffarian in writing.

2.In case of the dissolution, liquidation or insolvency (howsoever evidenced) of, or the institution of bankruptcy or receivership proceedings against X-Energy, all of the Obligations then existing shall, at the option of Ghaffarian, immediately become due or accrued and payable from X-Energy.

3.The liability hereunder shall in no way be affected or impaired by (and Ghaffarian is hereby authorized to make from time to time, without notice to anyone), any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or other disposition of any of the Obligations, either express or implied, or of any contract or contracts evidencing any of the Obligations, or of any security or collateral therefor. The liability hereunder shall in no way be affected or impaired by any acceptance by Ghaffarian of any security for or other guarantors upon any of the Obligations, or by any failure, neglect or omission on the part of Ghaffarian to realize upon or protect any of the Obligations, or any collateral or security therefor, or to exercise any lien upon or right of appropriation of any moneys, credits or property of X-Energy, possessed by Ghaffarian, toward the liquidation of the Obligations, or by any application of payments or credits thereon. Ghaffarian shall have the exclusive right to determine how, when and what application of payments and credits, if any, shall be made on the Obligations, or any part thereof. In order to hold X-Energy liable hereunder, there shall be no obligation on the part of Ghaffarian, at any time, to resort for payment to any other guaranty, or to any other persons or corporations, their properties or estates, or resort to any collateral, security, property, liens or other rights or remedies whatsoever, and Ghaffarian shall have the right to enforce this Guaranty irrespective of whether or not other proceedings or steps seeking resort to or realization upon or from any of the foregoing are pending.

4.All diligence in collection or protection, and all presentment, demand, protest or notice, as to anyone and everyone, whether X-Energy or others, of dishonor and of default and of non-payment and of the creation and existence of any and all of the Obligations, and of any security and collateral therefor, and of the acceptance of this Guaranty, and of any and all extensions of credit and indulgence hereunder, are waived. No act of commission or omission of any kind, or at any time, upon the part of Ghaffarian in respect to any matter whatsoever, shall in any way affect or impair this Guaranty.

5.X-Energy shall not exercise or enforce any right of exoneration, contribution, reimbursement, recourse or subrogation available to it against any person liable for payment of the Obligations, or as to any security therefor, unless and until the full amount owing to Ghaffarian on the Obligations has been paid and the payment by X-Energy of any amount pursuant to this Guaranty shall not in any way entitle it to any right, title or interest (whether by way of subrogation or otherwise) in and to any of the Obligations or any proceeds thereof or any security therefor unless and until the full amount owing to Ghaffarian on the Obligations has been paid.

6.Ghaffarian may, without any notice whatsoever to anyone, sell, assign or transfer all of the Obligations,

or any part thereof, or grant participations therein, and in that event each and every immediate and successive assignee, transferee, or holder of or participant in all or any part of the Obligations, shall have the right to enforce this Guaranty, by suit or otherwise, for the benefit of such assignee, transferee, holder or participant, as fully as if such assignee, transferee, holder or participant were herein by name specifically given such rights, powers and benefits; but Ghaffarian shall have an unimpaired right to enforce this Guaranty for the benefit of Ghaffarian or any such participant, as to so much of the Obligations that it has not sold, assigned or transferred.

7.X-Energy waives any and all defenses, claims and discharges of pertaining to the Obligations, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, X-Energy will not assert, plead or enforce against Ghaffarian any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to X-Energy or any other person liable in respect of any of the Obligations, or any setoff available against Ghaffarian to any other person, whether or not on account of a related transaction. X- Energy agrees that X-Energy shall be and remain liable for any deficiency remaining after foreclosure of any mortgage or security interest securing the Obligations, whether or not the liability of any other obligor for such deficiency is discharged pursuant to statute or judicial decision.

8.If any payment applied by Ghaffarian to the Obligations is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, any payment set aside, recovered, rescinded or required to be returned (i) pursuant to any intercreditor or subordination agreement entered into in connection with the Obligations, or (ii) due to the bankruptcy, insolvency or reorganization of the any other obligor), the Obligations to which such payment was applied shall for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such of the Obligations as fully as if such application had never been made and whether or not this Guaranty purports to be released. The terms of this Section 8 and the obligations of X-Energy pursuant to such Section shall survive termination of this Guaranty.

9.(a) X-Energy shall be required to make payments to Ghaffarian, equal to (i) five percent (5%) per annum of the $30,000,000 maximum principal amount supported by the Credit Support Guarantees, for the period from August 1, 2020 through June 30, 2022, (ii) seven percent (7%) per annum of the $40,000,000 maximum principal amount supported by the Credit Support Guarantees, for the period from July 1, 2022 through December 23, 2022, (iii) nine and three quarter percent (9.75%) per annum of the $30,000,000 maximum principal amount supported by the Credit Support Guarantees, for the period from December 24, 2022 through when the Credit Support Guarantees are terminated and the Credit Support is returned to Ghaffarian. X-Energy has made and will continue to make payments quarterly in arrears, with each payment due on the last day of the quarters ending on July 31, October 31, January 31 and April 30. Each payment would be by check payable to Ghaffarian or by wire transfer to a bank account designated by Ghaffarian. The final payment would be due on the date the Credit Support Guarantees are terminated and the Credit Support is returned to Ghaffarian, and would cover the period since the prior payment under this paragraph.

(b) In the event any Guarantied Obligations are outstanding and unpaid for two (2) Business Days (which shall be deemed to imply that the Lender has drawn on the Credit Support), X-Energy shall be required to pay interest to Ghaffarian on the amount of the Guarantied Obligations outstanding for the period commencing on the date any Guarantied Obligations are outstanding (the “Interest Commencement Date”) and ending on the date when no Guarantied Obligations are outstanding. The interest rate applicable to such Guarantied Obligations shall equal the prime rate of J.P. Morgan (or another similarly-rated U.S. commercial bank selected by Ghaffarian) as published in The Wall Street Journal plus 5% per annum.

10.Any invalidity or unenforceability of any provision or application of this Guaranty shall not affect other lawful provisions and applications hereof, and to this end the provisions of this Guaranty are declared to be severable. This Guaranty shall be construed according to the internal laws of the State of New York, and may not be waived, amended, released or otherwise changed except by a writing signed by Ghaffarian.

11.This Guaranty and every part thereof shall be effective upon delivery to Ghaffarian, without further act, condition or acceptance by Ghaffarian, shall be binding upon X-Energy, and upon the successors and assigns of X-Energy, and shall inure to the benefit of Ghaffarian and the successors, heirs, legal representatives and assigns of Beneficiary. X-Energy waives notice of Ghaffarian’s acceptance hereof.

12.X-ENERGY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY OF THE FOREGOING, FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY. X-ENERGY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. X-ENERGY AND GHAFFARIAN HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

13.All payments to be made by X-Energy hereunder shall be made in immediately available and freely transferable funds at the place of payment, all such payments to be paid without setoff, counterclaim or reduction and without deduction for, and free from, any and all present or future taxes, levies, imposts, duties, fees, charges, deductions, withholding or liabilities with respect thereto or any restrictions or conditions of any nature. If X- Energy is required by law to make any deduction or withholding on account of any tax or other withholding or deduction from any sum payable by X-Energy hereunder, X-Energy shall pay any such tax or other withholding or deduction and shall pay such additional amount necessary to ensure that, after making any payment, deduction or withholding, Ghaffarian shall receive and retain (free of any liability in respect of any payment, deduction or withholding) a net sum equal to what it would have received and so retained hereunder had no such deduction, withholding or payment been required to have been made.

14.This Guaranty may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Guaranty by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. Delivery of an executed counterpart of this Guaranty by telecopy or by e-mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as an original.

15.As used herein, “Business Day” means any day other than a Saturday, Sunday or day which is a legal holiday for banks or other financial institutions in the State of New York.

[SIGNATURE PAGE TO FOLLOW]

SIGNED AND DELIVERED by the undersigned on the date first set forth above. THE UNDERSIGNED ACKNOWLEDGE RECEIPT OF A COMPLETED COPY OF THIS REIMBURSEMENT AGREEMENT AND GUARANTY AS OF THE TIME OF EXECUTION.

X-ENERGY REACTOR COMPANY, LLC

By:	/s/ Mark Mize
Name:	Mark Mize
Its:

GHAFFARIAN ENTERPRISES, LLC

By:	/s/ Matthew Yetman
Matthew Yetman
Managing Member